Debt	6 Months Ended
Jun. 30, 2013
Debt Disclosure [Abstract]
Debt

Note 5. Debt

Bridge Loan

On February 25, 2013, we entered into a $250 million bridge loan with a financial institution. The bridge loan expired on May 24, 2013, bore interest at a variable rate of London Interbank Offered Rate (“LIBOR”) plus 1.5%, and provided for a $250,000 loan origination fee. The bridge loan was guaranteed by an affiliate of the Sponsor, who was not compensated for providing the guarantee. We borrowed $115,000,000 under this bridge loan through March 14, 2013, when it was paid off.

Credit facility

On March 7, 2013, we entered into a $500 million senior secured revolving credit facility with a financial institution. The amount that may be borrowed under the credit facility will generally be based on the lower of 50% of cost and the value of our qualifying leased and un-leased properties and certain other measures based in part on the net income generated by our qualifying leased and un-leased properties, which is referred to as the “Borrowing Base”. In addition, the credit facility has an accordion feature that allows us to increase the total amount of the credit facility from $500 million up to $1 billion, subject to obtaining lender commitments, paying certain related fees and costs, and satisfying customary closing conditions.

The credit facility is secured by our Operating Partnership’s membership interests in the entities that own all of our single-family properties and requires that we maintain financial covenants relating to the following matters: (i) cash and cash equivalents in an aggregate amount of at least $15 million; (ii) a maximum leverage ratio of 1.0 to 1.0; (iii) debt service coverage ratio of 2.0 to 1.0; and (iv) tangible net worth (as defined) being not less than $1 billion. As of June 30, 2013, the Company was in compliance with all loan covenants under the credit facility.

Borrowings up to $500 million under the credit facility are available through March 7, 2015, which may be extended for an additional year, subject to the satisfaction of certain financial covenant tests. Upon expiration of the $500 million credit facility period, any outstanding borrowings will convert to a term loan for a period of one year. On June 6, 2013, we obtained a temporary increase in our credit facility, allowing us to borrow up to an additional $500 million through December 6, 2013. Borrowings under the temporary increase mature on March 6, 2014. All borrowings under the credit facility bear interest at 30 day LIBOR plus 2.75%. In connection with entering into the credit facility on March 7, 2013, we agreed to pay an initial structuring fee of $5,000,000, payable in 12 monthly installments from the date of the credit facility. Additionally, in connection with obtaining the temporary increase, we paid an administrative fee of $1,250,000. These payments were recorded as deferred financing costs and are being amortized over the term of respective borrowing availability under the credit facility. Starting in December 2013, the credit facility also provides for the payment of an unused commitment fee, payable monthly, initially based on an annual rate of 0.40% of half of the average unused facility amount. As of June 30, 2013, the Company has borrowed a total of $670,000,000, including $170,000,000 under the temporary increase.

The following table outlines our gross interest, including unused commitment and other fees and amortization of deferred financing costs, and capitalized interest for the three and six months ended June 30, 2013 (in thousands):

	Three Months Ended June 30, 2013	Six Months Ended June 30, 2013
Gross interest	$2,028	$2,398
Capitalized interest	2,028	2,028

Interest expense	$—	$370